REPAY Reports Second Quarter 2025 Financial Results

Sequential Improvement in Growth and Strong Free Cash Flow Conversion in Q2

Reiterates 2025 Outlook for Accelerating Growth in Q4

Repurchased 4.8 million shares for $22.6 million during Q2

ATLANTA, August 11, 2025 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its second quarter ended June 30, 2025.

Second Quarter 2025 Financial Highlights

($ in millions)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Revenue	$74.9	$79.1	$78.3	$77.3	$75.6
Gross profit (1)	58.6	61.6	59.7	58.7	57.2
Net (loss) income (2)	(4.2)	3.2	(4.0)	(8.2)	(108.0)
Adjusted EBITDA (3)	33.7	35.1	36.5	33.2	31.8
Net cash provided by operating activities	31.0	60.1	34.3	2.5	33.1
Free Cash Flow (3)	19.3	48.8	23.5	(8.0)	22.6
Free Cash Flow Conversion (3)	57%	139%	64%	(24%)	71%

(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
During the second quarter of 2025, Net loss was impacted by a $103.8 million goodwill impairment loss primarily related to the Consumer Payments segment. Further information about this non-cash impairment loss can be found in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.
(3)
Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion to their most comparable GAAP measure provided below for additional information.

“During the second quarter, REPAY executed on our path to reaccelerating growth during 2025, while making great progress to improve on our go-to-market, implementation pipelines, and operational excellence,” said John Morris, Chief Executive Officer of REPAY. “We began to deploy incremental strategic investments into our growth opportunities, while sequentially improving Free Cash Flow Conversion to over 71%. REPAY used the second quarter as a prime opportunity to buy back approximately 5% of REPAY’s outstanding shares and we have used a total of $38 million in 2025 to repurchase shares through August 11th. Looking forward, REPAY is building momentum from our strategic initiatives to accelerate growth exiting the year.”

Second Quarter 2025 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and long-term growth across REPAY's diversified business model.

•
Reported and normalized gross profit growth1 declines of 2% and 1% year-over-year due to impacts from previously announced client losses, which include certain losses due to consolidation

1 Normalized gross profit growth is a non-GAAP financial measure that accounts for cyclical political media spending contributions. See “Non-GAAP Financial Measures” and the reconciliation to their most comparable GAAP measure provided below for additional information.

•
Consumer Payments gross profit was approximately flat, which was impacted by the previously announced client losses
•
Business Payments normalized gross profit growth1 of approximately 1% year-over-year, which includes a headwind related to the previously communicated client loss during 2024
•
Net loss included a non-cash goodwill impairment loss of $103.8 million primarily in the Consumer Payments segment. The write-down was a result of a decline in the share price during the second quarter, and changes in the discount rate and comparable market multiples used in determining goodwill impairment.
•
Added three new integrated software partners to bring the total to 286 software relationships as of the end of the second quarter
•
Accelerated AP supplier network to over 440,000, an increase of approximately 47% year-over-year
•
Instant funding volumes increased by approximately 38% year-over-year
•
Added 10 new credit unions bringing total credit union clients to 353

2025 Outlook

REPAY reiterates its previously provided outlook for fiscal year 2025, as shown below:

•
Sequential quarterly acceleration of normalized gross profit growth1, including a fourth quarter year-over-year growth rate of high-single digits to low double-digits;
•
Free Cash Flow Conversion expected to accelerate above 60% by the fourth quarter of 2025

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted normalized gross profit growth and Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable REPAY’s clients to collect payments from and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended June 30,			Six Months Ended June 30,
($ in thousands)	2025	2024	% Change	2025	2024	% Change
Revenue
Consumer Payments	$70,474	$69,292	2%	$142,417	$145,428	(2%)
Business Payments	10,945	10,592	3%	21,933	20,269	8%
Elimination of intersegment revenues	(5,793)	(4,978)		(11,399)	(10,071)
Total revenue	$75,626	$74,906	1%	$152,951	$155,626	(2%)
Gross profit (1)
Consumer Payments	$55,429	$55,546	(0%)	$112,139	$115,136	(3%)
Business Payments	7,586	8,017	(5%)	15,143	15,065	1%
Elimination of intersegment revenues	(5,793)	(4,978)		(11,399)	(10,071)
Total gross profit	$57,222	$58,585	(2%)	$115,883	$120,130	(4%)

Total gross profit margin (2)	76%	78%		76%	77%
(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Gross profit margin represents total gross profit / total revenue.

Conference Call

REPAY will host a conference call to discuss second quarter financial results today, August 11, 2025 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Thomas Sullivan, interim CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13754298. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, gain on extinguishment of debt and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, such as non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and six months ended June 30, 2025 and 2024 (excluding shares subject to forfeiture). Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. Normalized gross profit growth represents year-over-year gross profit growth that excludes incremental gross profit attributable to political media spending associated with the 2024 election cycle in our media payments business. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, Free Cash Flow, Free Cash Flow Conversion and Normalized gross profit growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, including 2025 outlook, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the strategic review process, REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024 and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: risks or uncertainties relating to the outcome or timing of REPAY’s strategic review process, exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands, except per share data)	2025	2024	2025	2024
Revenue	$75,626	$74,906	$152,951	$155,626
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	18,404	16,321	37,068	35,496
Selling, general and administrative	32,864	35,235	69,851	72,256
Depreciation and amortization	25,481	26,771	50,775	53,799
Impairment loss	103,781	—	103,781	—
Total operating expenses	180,530	78,327	261,475	161,551
Loss from operations	(104,904)	(3,421)	(108,524)	(5,925)
Other income (expense)
Interest income	1,197	1,463	2,553	2,755
Interest expense	(3,087)	(909)	(6,194)	(1,821)
Change in fair value of tax receivable liability	(2,509)	(3,366)	(5,531)	(6,279)
Other income (loss), net	(26)	21	(253)	(5)
Total other income (expense)	(4,425)	(2,791)	(9,425)	(5,350)
Loss before income tax expense	(109,329)	(6,212)	(117,949)	(11,275)
Income tax benefit (expense)	1,297	1,975	1,749	1,673
Net loss	$(108,032)	$(4,237)	$(116,200)	$(9,602)
Net loss attributable to non-controlling interest	(5,781)	(166)	(6,002)	(319)
Net loss attributable to the Company	$(102,251)	$(4,071)	$(110,198)	$(9,283)

Weighted-average shares of Class A common stock outstanding - basic and diluted	88,647,823	91,821,369	88,825,785	91,519,789

Loss per Class A share - basic and diluted	$(1.15)	$(0.04)	$(1.24)	$(0.10)

Consolidated Balance Sheets

($ in thousands)	June 30, 2025 (Unaudited)	December 31, 2024
Assets
Cash and cash equivalents	$162,615	$189,530
Current restricted cash	33,796	35,654
Accounts receivable, net	33,379	32,950
Prepaid expenses and other	16,282	17,114
Total current assets	246,072	275,248

Property and equipment, net	1,550	2,383
Noncurrent restricted cash	12,569	11,525
Intangible assets, net	359,827	389,034
Goodwill	613,012	716,793
Operating lease right-of-use assets, net	10,283	11,142
Deferred tax assets	165,144	163,283
Other assets	4,917	2,500
Total noncurrent assets	1,167,302	1,296,660
Total assets	$1,413,374	$1,571,908

Liabilities
Accounts payable	$20,936	$28,912
Accrued expenses	47,532	55,501
Current maturities of long-term debt	219,389	—
Current operating lease liabilities	1,485	1,230
Current tax receivable agreement ($0 and $2,413 held for related parties as of June 30, 2025 and December 31, 2024, respectively)	—	16,337
Other current liabilities	548	267
Total current liabilities	289,890	102,247

Long-term debt	279,009	496,778
Noncurrent operating lease liabilities	9,650	10,507
Tax receivable agreement, net of current portion ($25,854 and $25,134 held for related parties as of June 30, 2025 and December 31, 2024, respectively)	192,951	187,308
Other liabilities	2,470	1,899
Total noncurrent liabilities	484,080	696,492
Total liabilities	$773,970	$798,739

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized; 94,866,507 issued and 84,629,308 outstanding as of June 30, 2025; 93,732,227 issued and 88,239,494 outstanding as of December 31, 2024	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Treasury stock, 10,257,199 and 5,492,733 as of June 30, 2025 and December 31, 2024, respectively	(76,427)	(53,782)
Additional paid-in capital	1,154,141	1,148,871
Accumulated deficit	(444,024)	(333,826)
Total Repay stockholders' equity	$633,699	$761,272
Non-controlling interests	5,705	11,897
Total equity	639,404	773,169
Total liabilities and equity	$1,413,374	$1,571,908

Consolidated Statements of Cash Flows

	Six Months Ended June 30,
($ in thousands)	2025	2024
Cash flows from operating activities
Net loss	$(116,200)	$(9,602)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	50,775	53,799
Stock based compensation	8,393	12,028
Amortization of debt issuance costs	1,619	1,423
Other loss	268	—
Fair value change in tax receivable agreement liability	5,531	6,279
Impairment loss	103,781	—
Deferred tax expense	(1,749)	(1,673)
Change in accounts receivable	(429)	(3,303)
Change in prepaid expenses and other	832	(313)
Change in operating lease ROU assets	859	2,368
Change in other assets	(2,417)	—
Change in accounts payable	(7,976)	2,325
Change in accrued expenses and other	(7,969)	(6,378)
Change in operating lease liabilities	(602)	(2,599)
Change in other liabilities	852	1,426
Net cash provided by operating activities	35,568	55,780

Cash flows from investing activities
Purchases of property and equipment	(77)	(571)
Capitalized software development costs	(20,925)	(22,249)
Net cash used in investing activities	(21,002)	(22,820)

Cash flows from financing activities
Payments for tax withholding related to shares vesting under Incentive Plan and ESPP	(3,313)	(2,489)
Treasury shares repurchased	(22,645)	—
Payment of Tax Receivable Agreement	(16,337)	(580)
Net cash used in financing activities	(42,295)	(3,069)

Increase in cash, cash equivalents and restricted cash	(27,729)	29,891
Cash, cash equivalents and restricted cash at beginning of period	$236,709	$144,145
Cash, cash equivalents and restricted cash at end of period	$208,980	$174,036

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$4,740	$397
Income taxes (net of refunds received)	$1,793	$1,489

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended June 30, 2025 and 2024

(Unaudited)

	Three Months Ended June 30,
($ in thousands)	2025	2024
Revenue	$75,626	$74,906
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$18,404	$16,321
Selling, general and administrative	32,864	35,235
Depreciation and amortization	25,481	26,771
Impairment loss	103,781	—
Total operating expenses	$180,530	$78,327
Loss from operations	$(104,904)	$(3,421)
Other income (expense)
Interest income	1,197	1,463
Interest expense	(3,087)	(909)
Change in fair value of tax receivable liability	(2,509)	(3,366)
Other income (loss), net	(26)	21
Total other income (expense)	(4,425)	(2,791)
Loss before income tax expense	(109,329)	(6,212)
Income tax benefit (expense)	1,297	1,975
Net loss	$(108,032)	$(4,237)

Add:
Interest income	(1,197)	(1,463)
Interest expense	3,087	909
Depreciation and amortization (a)	25,481	26,771
Income tax benefit	(1,297)	(1,975)
EBITDA	$(81,958)	$20,005

Non-cash impairment loss (b)	103,781	—
Non-cash change in fair value of assets and liabilities (c)	2,509	3,366
Share-based compensation expense (d)	3,049	5,874
Transaction expenses (e)	394	414
Restructuring and other strategic initiative costs (f)	2,724	2,584
Other non-recurring charges (g)	1,312	1,485
Adjusted EBITDA	$31,811	$33,728

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended
($ in thousands)	September 30, 2024	December 31, 2024	March 31, 2025
Net income (loss)	$3,215	$(3,958)	$(8,168)

Add:
Interest income	$(1,608)	$(1,629)	$(1,356)
Interest expense	2,918	3,134	3,107
Depreciation and amortization (a)	25,529	24,382	25,294
Income tax (benefit) expense	1,524	(426)	(452)
EBITDA	$31,578	$21,503	$18,425

Gain on extinguishment of debt (l)	(13,136)	—	—
Non-cash change in fair value of assets and liabilities (c)	6,479	1,785	3,022
Share-based compensation expense (d)	6,477	5,921	6,045
Transaction expenses (e)	937	297	782
Restructuring and other strategic initiative costs (f)	2,202	5,524	3,511
Other non-recurring charges (g)	562	1,440	1,390
Adjusted EBITDA	$35,099	$36,470	$33,175

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Six Months Ended June 30, 2025 and 2024

(Unaudited)

	Six Months Ended June 30,
($ in thousands)	2025	2024
Revenue	$152,951	$155,626
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$37,068	$35,496
Selling, general and administrative	69,851	72,256
Depreciation and amortization	50,775	53,799
Impairment loss	103,781	—
Total operating expenses	$261,475	$161,551
Loss from operations	$(108,524)	$(5,925)
Other income (expense)
Interest income	2,553	2,755
Interest expense	(6,194)	(1,821)
Change in fair value of tax receivable liability	(5,531)	(6,279)
Other income (loss), net	(253)	(5)
Total other income (expense)	(9,425)	(5,350)
Loss before income tax expense	(117,949)	(11,275)
Income tax benefit (expense)	1,749	1,673
Net loss	$(116,200)	$(9,602)

Add:
Interest income	(2,553)	(2,755)
Interest expense	6,194	1,821
Depreciation and amortization (a)	50,775	53,799
Income tax (benefit) expense	(1,749)	(1,673)
EBITDA	$(63,533)	$41,590

Non-cash impairment loss (b)	103,781	—
Non-cash change in fair value of assets and liabilities (c)	5,531	6,279
Share-based compensation expense (d)	9,094	12,797
Transaction expenses (e)	1,176	1,091
Restructuring and other strategic initiative costs (f)	6,235	4,768
Other non-recurring charges (g)	2,702	2,716
Adjusted EBITDA	$64,986	$69,241

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended June 30, 2025 and 2024

(Unaudited)

	Three Months Ended June 30,
($ in thousands)	2025	2024
Revenue	$75,626	$74,906
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$18,404	$16,321
Selling, general and administrative	32,864	35,235
Depreciation and amortization	25,481	26,771
Impairment loss	103,781	—
Total operating expenses	$180,530	$78,327
Loss from operations	$(104,904)	$(3,421)
Interest income	1,197	1,463
Interest expense	(3,087)	(909)
Change in fair value of tax receivable liability	(2,509)	(3,366)
Other income (loss), net	(26)	21
Total other income (expense)	(4,425)	(2,791)
Loss before income tax expense	(109,329)	(6,212)
Income tax benefit (expense)	1,297	1,975
Net loss	$(108,032)	$(4,237)

Add:
Amortization of acquisition-related intangibles (h)	19,506	19,702
Non-cash impairment loss (b)	103,781	—
Non-cash change in fair value of assets and liabilities (c)	2,509	3,366
Share-based compensation expense (d)	3,049	5,874
Transaction expenses (e)	394	414
Restructuring and other strategic initiative costs (f)	2,724	2,584
Other non-recurring charges (g)	1,312	1,485
Non-cash interest expense (i)	809	712
Pro forma taxes at effective rate (j)	(6,969)	(8,138)
Adjusted Net Income	$19,083	$21,762

Shares of Class A common stock outstanding (on an as-converted basis) (k)	93,937,366	97,665,464
Adjusted Net Income per share	$0.20	$0.22

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Six Months Ended June 30, 2025 and 2024

(Unaudited)

	Six Months Ended June 30,
($ in thousands)	2025	2024
Revenue	$152,951	$155,626
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$37,068	$35,496
Selling, general and administrative	69,851	72,256
Depreciation and amortization	50,775	53,799
Impairment loss	103,781	—
Total operating expenses	$261,475	$161,551
Loss from operations	$(108,524)	$(5,925)
Other expenses
Interest income	2,553	2,755
Interest expense	(6,194)	(1,821)
Change in fair value of tax receivable liability	(5,531)	(6,279)
Other income (loss), net	(253)	(5)
Total other income (expense)	(9,425)	(5,350)
Loss before income tax expense	(117,949)	(11,275)
Income tax benefit (expense)	1,749	1,673
Net loss	$(116,200)	$(9,602)

Add:
Amortization of acquisition-related intangibles (h)	38,835	39,438
Non-cash impairment loss (b)	103,781	—
Non-cash change in fair value of assets and liabilities (c)	5,531	6,279
Share-based compensation expense (d)	9,094	12,797
Transaction expenses (e)	1,176	1,091
Restructuring and other strategic initiative costs (f)	6,235	4,768
Other non-recurring charges (g)	2,702	2,716
Non-cash interest expense (i)	1,619	1,424
Pro forma taxes at effective rate (j)	(13,411)	(14,771)
Adjusted Net Income	$39,362	$44,140

Shares of Class A common stock outstanding (on an as-converted basis) (k)	94,146,654	97,363,884
Adjusted Net Income per share	$0.42	$0.45

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three and Six Months and Ended June 30, 2025 and 2024

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Net cash provided by operating activities	$33,065	$30,979	$35,568	$55,780
Capital expenditures
Cash paid for property and equipment	69	(484)	(77)	(571)
Capitalized software development costs	(10,534)	(11,207)	(20,925)	(22,249)
Total capital expenditures	(10,465)	(11,691)	(21,002)	(22,820)
Free cash flow	$22,600	$19,288	$14,566	$32,960

Free cash flow conversion	71%	57%	22%	48%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months Ended
($ in thousands)	September 30, 2024	December 31, 2024	March 31, 2025
Net cash provided by operating activities	$60,058	$34,252	$2,503
Capital expenditures
Cash paid for property and equipment	(211)	(207)	(146)
Capitalized software development costs	(11,029)	(10,586)	(10,391)
Total capital expenditures	(11,240)	(10,793)	(10,537)
Free cash flow	$48,818	$23,459	$(8,034)

Free cash flow conversion	139%	64%	(24%)

Reconciliation of Gross Profit Growth to Normalized Gross Profit Growth by Segment

For the Year-over-Year Change Between the Three Months Ended June 30, 2025 and 2024

(Unaudited)

	Consumer Payments	Business Payments	Total
Gross profit growth	(0%)	(5%)	(2%)
Less: Growth from contributions related to political media	—	(6%)	(1%)
Normalized gross profit growth (m)	(0%)	1%	(1%)

(a)
See footnote (h) for details on amortization and depreciation expenses.
(a)
Reflects non-cash goodwill impairment loss primarily related to the Consumer Payments segment.
(b)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(c)
Represents compensation expense associated with equity compensation plans.
(d)
Primarily consists of professional service fees incurred in connection with prior transactions.

(e)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.
(f)
For the three months ended June 30, 2025, March 31, 2025, the three months ended December 31, 2024, the three months ended September 30, 2024 and the three months ended June 30, 2024, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel.
(g)
Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Acquisition-related intangibles	$19,506	$19,702	$38,835	$39,438
Software	5,815	6,856	11,297	13,569
Amortization	$25,321	$26,558	$50,132	$53,007
Depreciation	160	213	643	792
Total Depreciation and amortization (1)	$25,481	$26,771	$50,775	$53,799

	Three Months Ended
($ in thousands)	September 30, 2024	December 31, 2024	March 31, 2025
Acquisition-related intangibles	$19,111	$18,595	$19,329
Software	6,008	5,249	5,482
Amortization	$25,119	$23,844	$24,811
Depreciation	410	538	483
Total Depreciation and amortization (1)	$25,529	$24,382	$25,294
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(i)
Represents amortization of non-cash deferred debt issuance costs.
(j)
Represents pro forma income tax adjustment effect associated with items adjusted above.

(k)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three months ended March 31, 2025 and 2024. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Weighted average shares of Class A common stock outstanding - basic	88,647,823	91,821,369	88,825,785	91,519,789
Add: Non-controlling interests
Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,289,543	5,844,095	5,320,869	5,844,095
Shares of Class A common stock outstanding (on an as-converted basis)	93,937,366	97,665,464	94,146,654	97,363,884

(l)
Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal.
(m)
Represents year-over-year gross profit growth that excludes incremental gross profit attributable to political media spending in Q2 2024 associated with the 2024 election cycle in our media payments business.